Exhibit 10.7

                              LANDBANK GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT


     This Stock Option Agreement (the "Agreement") is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between Landbank Group, Inc., a Delaware corporation (the "Company"), and the participant named below (the "Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2006 Stock Incentive Plan (the "Plan").

          Participant:                       ___________________________________

          Social Security Number:            ___________________________________

          Address:                           ___________________________________

                                             -----------------------------------

          Total Option Shares:               ___________________________________

          Exercise Price Per Share:          ___________________________________

          Date of Grant:                     ___________________________________

          Expiration Date:                   ___________________________________

          Type of Stock Option:              [ ] Incentive Stock Option

                                             [ ] Nonqualified Stock Option

     1. Grant of Option. The Company hereby grants to Participant an option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" (an "ISO") within the meaning of Section 422 of the Internal
Revenue Code of 1986, as amended (the "Code"), although the Company makes no representation or guarantee that such Option will qualify as an ISO.

     2. Exercise Period; Vesting. Unless expired as provided in Section 3 of this Agreement, this Option may be exercised from time to time after the Date of Grant set forth above (the "Date of Grant") to the extent the Option has vested in accordance with the vesting schedule set forth below. The Shares issued upon exercise of the Option will be subject to the restrictions on transfer set forth in Sections 8, 9 and 10 below. Provided Participant continues to provide Continuous Service to the Company or any Affiliate, the Option will become vested and exercisable with respect to [__%] of the Shares on the [FIRST] anniversary of the Date of Grant set forth above and thereafter at the end of each full succeeding [MONTH] [QUARTER] [YEAR] the Option will become vested and exercisable as to [__%] of the Shares until the Option is vested and exercisable with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each [MONTH] [QUARTER] [YEAR] except for the last [MONTH] [QUARTER] [YEAR] in such vesting period, at the end of which last
[MONTH] [QUARTER] [YEAR] this Option shall become exercisable for the full remainder of the Shares.

     3. Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section A below or, if applicable, pursuant to
Section 11 of the Plan.

     4. Termination of Continuous Service.

         4.1. Termination for Any Reason Except Death Disability or Cause. If Participant's Continuous Service is terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of termination, may be exercised by Participant no later than three (3) months after the date of termination, but in any event no later than the Expiration Date.

         4.2. Termination Because of Death or Disability. If Participant's Continuous Service is terminated because of death or Disability of Participant (or Participant dies within three (3) months of the date of termination when such termination is for any reason other than Participant's Disability or for Cause), the Option, to the extent that is exercisable by Participant on the date of termination, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of termination, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the date of termination when the termination is for any reason other than the Participant's death or Disability or (b) twelve (12) months after the date of termination when the termination is for Participant's Disability is deemed to be a Nonqualified Stock Option (an "NQSO") and not an ISO.

         4.3. Termination for Cause. If Participant's Continuous Service is terminated for Cause, then the Option will expire on the Participant's date of termination.

         4.4. No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate to terminate Participant's employment or other relationship at any time, with or without Cause.

     5. Manner of Exercise.

         5.1. Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A or in such other form as may be approved by the Board or Committee from time to time (the "Exercise Agreement"), which shall set forth, inter alia, (a) Participant's election to exercise the Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and
(d) any representations warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

         5.2. Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised for fewer than one (1) Share unless it is exercised as to all Shares as to which the Option is then exercisable.

         5.3. Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law and upon written approval by the Board or the
Committee:

             (a)  by   cancellation  of  indebtedness  of  the  Company  to  the
Participant;

             (b) by surrender of shares of the Company's Common Stock that (i) either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

             (c) by waiver of compensation due or accrued to Participant for services rendered;

             (d) provided that a Listing Date has occurred: (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

             (e) by any other form of legal consideration that may be acceptable to the Board or Committee; or

             (f) by any combination of the foregoing.

         5.4. Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Board or Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

         5.5. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     6. Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

     7. Compliance with Laws and Regulations. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

     8. Nontransferability of Option. If the Option is an ISO, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant. If the Option is not an ISO, it may be transferred upon written approval by the Board or the Committee.

     9. Company's Right of First Refusal. [Intentionally omitted]

     10. Market Standoff Agreement. In the case of the initial underwritten public offering by the Company of shares of Common Stock, if the officers and directors of the Company agree not to effect any disposition of any equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), Participant agrees to the same during the 180-day period (or such longer period as may be reasonably requested by the underwriter of such offering) beginning on the effective date of such registration statement (except as a part of such registration), provided that Participant has received written notice of such registration prior to such effective date; provided, however, that any waiver of the foregoing restriction by the Company or the Company's underwriters shall apply to all persons subject to such restrictions pro rata based on the number of shares of Company capital stock owned.

     11. Privileges of Stock Ownership. Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Participant.

     12. General.

         12.1. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Board or the Committee for review. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Participant.

         12.2. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supercede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exit between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control.

         12.3. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) two (2) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile.

         12.4. Successors and Assigns. The Company may assign any of its rights under this Agreement, including its right to purchase Shares under the the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

         12.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     13. Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax advisor prior to such exercise or disposition.

     In witness whereof, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

                                        LANDBANK GROUP, INC.



                                        By:
                                            ------------------------------------

                                        Printed Name:
                                                      --------------------------

                                        Title:
                                               ---------------------------------



                                        PARTICIPANT



                                        (Signature)

                                        Printed Name:
                                                      --------------------------

                                    EXHIBIT A

                     Form of Stock Option Exercise Agreement

                              LANDBANK GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT


     This Stock Option Exercise Agreement (the "Exercise Agreement") is made and entered into as of , 2006 (the "Effective Date") by and between Landbank Group, Inc., a Delaware corporation (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Landbank's 2006 Stock Incentive Plan (the "Plan") or the Stock Option Agreement.

          Participant:                       ___________________________________

          Social Security Number:            ___________________________________

          Address:                           ___________________________________

                                             -----------------------------------

          Option Shares Being Purchased:     ___________________________________

          Exercise Price Per Share:          ___________________________________

          Date of Grant:                     ___________________________________

          Expiration Date:                   ___________________________________

          Type of Stock Option:              [  ] Incentive Stock Option

                                             [X] Nonqualified Stock Option

     1. Exercise of Option.

         1.1. Exercise. Pursuant to exercise of that certain option (the "Option") granted to Purchaser under the Plan and the Stock Option Agreement and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares") of the Company's Common Stock at the Exercise Price Per Share set forth above (the "Exercise Price"). As used in this Exercise Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

         1.2. Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is: ____________________________________
_________________________.

         Purchaser desires to take title to the Shares as follows:

         [  ]     Individual, as separate property

         [  ]     Husband and wife, as community property

         [  ]     Joint Tenants

         [  ]     Other; please specify: _______________________________________

         1.3. Payment. Purchaser hereby delivers payment of the Exercise Price in cash (by check), whether or not acquired through a loan from the Company, in the amount of $___________, receipt of which is acknowledged by the Company.

     2. Delivery.

         2.1. Deliveries by Purchaser.  Purchaser hereby delivers to the Company
(a) this Exercise Agreement, (b) if Purchaser is married, a consent of spouse in the form of Exhibit A attached hereto executed by Purchaser's spouse, (c) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, or a secured full recourse promissory note ("Note") and
(d) if the Purchaser has provided a Note for exercise of the Shares, a stock pledge agreement executed by Purchaser ("Pledge Agreement") and two (2) copies of a blank stock power ("Stock Power"), both executed by Purchaser (and Purchaser's spouse, if any).

         2.2. Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section
2.1 hereof, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, provided however, if the Purchaser has provided a Note for exercise of the Shares, such stock certificate shall be placed in escrow as provided in Section 10 hereof to secure payment of Purchaser's obligation under the Note.

     3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that:

         3.1. Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax advisor prior to such exercise or disposition.

         3.2. Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

         3.3. Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, including the Company's most recent balance sheet and income statement, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

         3.4. Understanding of Risks. Purchaser is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

         3.5. No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     4. Compliance with Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

     5. Restricted Securities.

         5.1. No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

         5.2. SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

         5.3. SEC Rule 701. If the Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act, the Shares may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety
(90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 hereof or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (in addition to the holding period requirements) of Rule 144.

     6. Restrictions on Transfers.

         6.1. Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

             (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

             (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

             (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

             (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of Section 4 hereof.

         6.2. Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (a) both the Company's Repurchase Option, if any, and (b) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

     7. Market Standoff Agreement. In the case of the initial underwritten public offering by the Company of shares of Common Stock, if the officers and directors of the Company agree not to effect any disposition of any equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), Purchaser agrees to the same during the one hundred eighty (180) day period (or such longer period as may be reasonably requested by the underwriter of such offering) beginning on the effective date of such registration statement (except as a part of such registration), provided that Purchaser has received written notice of such registration prior to such effective date; provided, however, that any waiver of the foregoing restriction by the Company or the Company's underwriters shall apply to all persons subject to such restrictions pro rata based on the number of shares of Company capital stock owned.

     8. Rights as a Stockholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

     9. Escrow. If the Purchaser has provided a Note for exercise of the Shares, as security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will remain in escrow so long as they are subject to the Pledge Agreement.

     10. Restrictive Legends and Stop-Transfer Orders.

         10.1. Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE

         ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

         10.2. Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         10.3. Refusal to Transfer. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     11. Tax Consequences. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (a) THAT PURCHASER. HAS CONSULTED WITH ANY TAX ADVISOR THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

     12. Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state, local and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

     13. Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

     14. Governing Law; Severability. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to its conflict of law principles. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     15. Notices. Any notice required to he given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (a) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested), (b) two (2) business day after its deposit with any return receipt express courier (prepaid), or (c) one (1) business day after transmission by facsimile.

     16. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

     17. Headings. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement.

     18. Entire Agreement. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. If there is any inconsistency between the terms of this Exercise Agreement and the terms of the Plan and Stock Option Agreement, the terms of the Plan and Stock Option Agreement shall govern and control.

     In witness whereof, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

                                            LANDBANK GROUP, INC.



                                            By:
                                                --------------------------------

                                            Printed Name:
                                                          ----------------------

                                            Title:
                                                   -----------------------------


                                            PARTICIPANT




                                            (Signature)

                                            Printed Name:
                                                          ----------------------

                                    EXHIBIT A

                                 Spouse Consent

                                 SPOUSE CONSENT


     The undersigned spouse of (the "Purchaser") has read, understands, and hereby approves the Stock Option Exercise Agreement (the "Agreement") between Purchaser and Landbank Group, Inc., a Delaware corporation (the "Company"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                            Dated:
                                                   -----------------------------


                                            SPOUSE



                                            (Signature)

                                            Printed Name:
                                                          ----------------------

                                            Address:
                                                     ---------------------------












                                       2